SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   June 19, 1997


                         SANDATA, INC.
         (Exact Name of Registrant as Specified in Charter)



           Delaware                0-14401             11-2841799
(State or Other Jurisdiction    (Commission          (IRS Employer
      of Incorporation)         File Number)    Identification No.)



26 Harbor Park Drive, Port Washington, N.Y.               11050
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code  (516) 484-9060


__________________________________________________________________
   (Former Name or Former Address, if Changed Since Last Report)

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SANDATA, INC.
                                    (Registrant)



Date: June 19, 1997                By: /s/ Bert E. Brodsky
                                       Bert E. Brodsky
                                       Chairman of the Board,
                                       President, Chief Executive
                                       Officer and Chief Financial
                                       Officer



Item 5.    Other Events.


           See Exhibit 99, Press Release dated June 19, 1997.


Item 7.    Exhibits.


           Exhibit 99 - Press Release dated June 19, 1997.




EXHIBIT 99

SUMMARY:

Sandata, Inc. (NASDAQ:SAND) and affiliated prescription benefit manager, National Medical Health Card Systems, Inc., commence negotiations for business combination.

COMPANY CONTACT:

Bert E. Brodsky, Chairman of the Board Of Directors of Sandata, Inc.
(516)484-4400, ext. 200

FOR IMMEDIATE RELEASE:

PORT WASHINGTON, NEW YORK, June 19, 1997... Sandata, Inc. (NASDAQ:SAND) ("Sandata") and National Medical Health Card Systems, Inc. ("Health Card") today announced that they have commenced negotiations for a business combination. Certain affiliates of Bert Brodsky, Chairman of the Board and a principal stockholder of Sandata, are principal stockholders of Health Card.

Health Card is a prescription benefit manager (PBM) and also performs prospective, concurrent, and retrospective drug utilization reviews to help its clients deliver high quality prescription benefits while containing costs. Health Card has been managing prescription drug programs for HMO's, employers, local governments, union groups, and third party administrators since 1981. Health Card works directly with its clients to provide effective quality prescription benefit programs at a reduced cost. Health Card has over 42,000 pharmacies throughout the United States participating in its network. During its fiscal year ended June 30, 1996, Health Card added 120,000 covered lives, and since 1995, it has expanded its client base by 18%. Health Card's corporate offices are located in Port Washington, New York, with regional sales offices currently located in Michigan, Florida, Massachusetts and Pennsylvania. During its fiscal year ended June 30, 1996, Health Card's pre-tax earnings were $1,039,000 on $57,000,000 in revenues. Mr. Brodsky said, "Sandata has been hoping for some time to acquire firms in a complimentary industry" and added that "acquiring a PBM is a natural next step for Sandata."

During its fiscal year ended May 31, 1996, Sandata derived $1,970,000 in revenues from data processing and programming services provided to Health Card and from the rental of office space to Health Card. In addition, during its fiscal year ended June 30, 1996, Health Card derived $38,000 in revenues in connection with pharmacy prescription reimbursement services rendered to Sandata.

Sandata is a major data processing provider for a range of industries, including home health care providers that currently employ more than 70,000 home health aides and serve over 40,000 patients.